Exhibit 10.2
THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER APPLICABLE SECURITIES LAWS.

WARRANT	NO. 2006-1
To Purchase Shares of Common Stock of
American IronHorse Motorcycle Company, Inc.
Incorporated Under the Laws of the State of Texas
     1. Basic Terms. This certifies that, for value received, Xponential, Inc. (“Holder”), is entitled, subject to the terms and conditions of this warrant (the “Warrant”), to purchase 90,000 shares of common stock, par value $0.01 per share (the “Common Stock”), of American IronHorse Motorcycle Company, Inc. (the “Company”), subject to adjustment as provided in this Warrant, from the Company at the Exercise Price (as defined below) on delivery of this Warrant to the Company with the exercise form duly executed and payment of the Exercise Price, in cash or by check payable to the order of the Company, for all shares of Common Stock purchased.
     2. Exercise Price. The purchase price per share of Common Stock (the “Exercise Price”) shall be: (i) the per share offering price of the Common Stock in connection with a public or private sale of such Common Stock by the Company to one or more investors during the twelve (12) month period immediately following the date of this Warrant and in which the proceeds from such sale(s) equal or exceed $2,500,000 in the aggregate during such twelve (12) month period; (ii) the conversion price of any convertible securities (convertible into Common Stock) in connection with a public or private sale of such convertible securities of the Company (stock, bonds, debentures, notes or other equity or debt securities of the Company) by the Company to one or more investors during the twelve (12) month period immediately following the date of this Warrant and in which the proceeds from such sale(s) equal or exceed $2,500,000 in the aggregate during such twelve (12) month period; or (iii) in the absence of such a public or private sale of such Common Stock, Ten and No/100 Dollars ($10.00) per share, as may be adjusted pursuant to the terms of this Warrant.
     3. Exercise.
          (a) This Warrant may be exercised at any time or from time to time, in whole or in part, but not for less than 1,000 shares of Common Stock at a time (or such lesser number of shares of Common Stock which may then constitute the maximum number purchasable, such number being subject to adjustment as provided in this Warrant) on or after the date of issuance until March 31, 2011 (the “Expiration Date”).

Such exercise may occur on any day that is a business day, unless otherwise extended pursuant to the terms of the Agreement.
          (b) In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 4600 Blue Mound Road, Fort Worth, Texas 76106, or at such other office as shall be designated by the Company pursuant to this Warrant, (i) a written notice of Holder’s election to exercise this Warrant which notice shall specify the number of shares of Common Stock to be purchased pursuant to such exercise, (ii) either cash or a check payable to the order of the Company in an amount equal to the aggregate purchase price for all shares of Common Stock to be purchased pursuant to such exercise, and (iii) this Warrant, properly endorsed. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) days thereafter, execute or cause to be executed and deliver to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise. The stock certificate or certificates so delivered shall be registered in the name of Holder, or such other name as shall be designated in said notice.
          (c) This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person designated in the notice of exercise shall be deemed to have become a holder of record of such shares of Common Stock for all purposes, as of the date said notice, together with said payment and this Warrant, is received by the Company. Holder shall not, solely by virtue of Holder’s ownership of this Warrant, be entitled to any rights of a shareholder in the Company, either at law or in equity; provided, however, Holder shall, for all purposes, be deemed to have become the holder of record of such shares of Common Stock on the date on which this Warrant is surrendered to the Company in accordance with the immediately preceding sentence. If the exercise is for less than all of the shares of Common Stock issuable as provided in this Warrant, the Company will issue a new Warrant of like tenor and date for the balance of such shares of Common Stock issuable hereunder to Holder. Holder, by Holder’s acceptance hereof, consents to and agrees to be bound by and to comply with all of the provisions of this Warrant.
     4. Transfer. This Warrant and all options and rights hereunder are transferable, as to all or any part of the number of shares of Common Stock purchasable upon its exercise, by Holder in person or by a duly authorized attorney on the books of the Company upon surrender of this Warrant at the principal offices of the Company, together with the form of transfer authorization attached hereto duly executed, provided that such transfer complies with all applicable securities laws. The Company shall deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary. If this Warrant is transferred in part, the Company shall at the time of surrender of this Warrant issue to the transferee a Warrant covering the number of shares of Common Stock transferred and to the transferor a Warrant covering the number of shares not transferred.

     5. Adjustment of Shares.
          (a) In the event the Company should at any time or from time to time after the date hereof fix a record date for the split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock to receive dividends or other distributions payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (“Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents, then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Exercise Price of this Warrant shall be appropriately decreased so that the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased in proportion to such increase or potential increase of outstanding shares of Common Stock.
          (b) If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Exercise Price for this Warrant shall be appropriately increased so that the number of shares of Common stock issuable on exercise hereof shall be decreased in proportion to such decrease in outstanding shares of Common Stock.
          (c) If there is a capital reorganization, reclassification of the capital stock of the Company, or any consolidation or merger of the Company with any other corporation or entity, or if there is a sale or distribution of all or substantially all of the Company’s property and assets, the Company shall make adequate provision so that there shall remain and be substituted under this Warrant with respect to each share issuable upon exercise of this Warrant the stock, securities and/or assets which would have been issuable or payable in respect of or in exchange for such issuable shares if Holder had been the owner of such share on the applicable record date. All other provisions of this Warrant shall remain in full force and effect.
          (d) On the happening of any event requiring an adjustment of the Exercise Price or the shares purchasable hereunder, the Company shall immediately give written notice to Holder stating the adjusted Exercise Price and the adjusted number and kind of securities or other property purchasable hereunder resulting from the event and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based.
     6. Certain Notices. In case at any time the Company shall propose to:
          (a) declare any cash dividend upon the Common Stock;
          (b) declare any dividend upon the Common Stock payable in stock or make any special dividend or other distribution to the holders of the Common Stock;

          (c) reorganize, or reclassify the capital stock of the Company, or consolidate, merge or otherwise combine with, or sell all or substantially all of its assets to, another corporation or entity; or
          (d) voluntarily or involuntarily dissolve, liquidate or wind up the affairs of the Company;
then, in any one or more of said cases, the Company shall give to Holder, by certified mail, (i) at least twenty (20) days’ prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or distribution or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, at least twenty (20) days’ prior written notice of the date when the same shall take place. Any notice required by clause (i) shall also specify, in the case of any such dividend or distribution, the date on which the holders of Common Stock shall be entitled thereto, and any notice required by clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be.
     7. Notice. Any notice required or permitted in this Warrant shall be in writing and may be delivered personally to the party being given notice or to the person in charge of the office of the party being given notice or by facsimile, national overnight courier service or by mail, at the party’s address indicated below, and any notice will be effective only upon actual receipt by the party. The addresses of the parties are as follows:

Company:	American IronHorse Motorcycle Company, Inc.
Attention: Robert A. Krause
4600 Blue Mound Road
Fort Worth, Texas 76106

Holder:	Xponential, Inc.
Attention: Robert W. Schleizer
6400 Atlantic Boulevard, Suite 190
Norcross, Georgia 30071
The names and addresses of persons to receive notice as stated in this Section 7 may be changed by notice given in accordance with this Section 7.
     8. Lock-Up Period. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale of any Common Stock (or other securities) of the Company acquired by Holder upon exercise of this Warrant (other than those included in the registration) during the 180 day period following the effective date of a registration statement of the Company filed under the

Securities Act. Holder further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to shares of Common Stock acquired by Holder upon exercise of this Warrant until the end of such period. The underwriters of the Company’s securities are intended third party beneficiaries of this Agreement and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
     9. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.
     10. No Impairment. The Company will not, by amendment of its charter or certificate or articles of incorporation, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, through any Board of Director action or inaction, or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith carry out all of the provisions of this Warrant and take all such action as may be necessary or appropriate in order to protect against impairment of the rights of Holder herein.
     11. Parties. This Warrant shall bind the respective successors and assigns of the parties.
     12. Entire Agreement. This Warrant represents the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior or contemporaneous oral or written agreements or understandings. The terms of this Warrant may be amended only a written instrument executed by the Company and Holder.

Dated: April 3, 2006	AMERICAN IRONHORSE MOTORCYCLE COMPANY, INC.
	By:	/s/ Robert A. Krause
Robert A. Krause, Chief Financial Officer

ASSIGNMENT FORM
(To be executed by Holder in order to transfer the Warrant)
For value received the undersigned hereby sells, assigns, and transfers to:
Name
Address
Taxpayer ID No.
this Warrant and irrevocably appoints                                          attorney (with full power of substitution) to transfer this Warrant on the books of the Company.

Date:

(Please sign exactly as name appears on Warrant)

Taxpayer ID No.

Signature guaranteed by

(National Bank or New York Stock
Exchange Member Firm)

EXERCISE FORM
(To be executed by Holder to purchase
Common Stock pursuant to the Warrant)
American IronHorse Motorcycle
Company, Inc.
4600 Blue Mound Road
Fort Worth, Texas 76106
     The undersigned hereby: (1) irrevocably subscribes for                                shares of the Company’s Common Stock pursuant to this Warrant, and encloses payment of $                     therefor; (2) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address below; and (3) if such number of shares is not all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the remaining shares purchasable hereunder be issued in the name of the undersigned and delivered to the undersigned at the address below.

Date:

(Please sign exactly as name appears on Warrant)

Taxpayer ID No.

Address